Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of Berkeley Technology Limited on Form 10-K for the year ended December 31, 2007 as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Ian K. Whitehead, as Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  March 31, 2008                            By:    /s/  Ian K. Whitehead

                                                        Ian K. Whitehead
                                                        Chief Financial Officer